UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 27, 2008

Intermec, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13279	95-4647021
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

6001 36th Avenue West Everett, Washington www.intermec.com		98203-1264
(Address of principal executive offices and internet site)		(Zip Code)

(425) 265-2400
(Registrant's telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

This current report presents information previously disclosed in our Report on Form 10-K for the year ended December 31, 2007, filed on March 3, 2008 (the “2007 Form 10-K”),which  included a restatement of the Consolidated Statements of Cash Flows for the fiscal years ended December 31, 2006 and 2005 (the “Restatement”).  The Restatement, as presented in Note A to the Notes to Consolidated Financial Statements included in the 2007 Form 10-K, is set forth on Exhibit 99.1 attached to this current report.  No further restatement is presented in this current report.

The Restatement did not result in any change in cash and cash equivalents from amounts previously reported for the 2006 and 2005 fiscal years.  The Restatement has no effect on the Consolidated Statements of Cash Flows for the fiscal year ended December 31, 2007, as presented in the 2007 Form 10-K, or for any subsequent quarterly periods included in our reports on Form 10-Q.

The Restatement relates to the reclassification of the “Effect of exchange rate changes on cash and cash equivalents”, from supplemental information to a line item within the body of our Consolidated Statements of Cash Flows, as required by Statement of Financial Accounting Standard (“SFAS”) No. 95, “Statement of Cash Flows (as amended)” paragraph 25, and to the correction of errors in that line item.

On February 27, 2008, our then-current Chief Financial Officer concluded that the errors in the amounts to be reclassified in our 2006 and 2005 Consolidated Statements of Cash Flows were of a sufficient magnitude that the reclassification should be presented as a restatement in our 2007 Consolidated Financial Statements.  Accordingly, a description and appropriate disclosure regarding the Restatement were included in our 2007 Consolidated Financial Statements and Note A of the Notes to Financial Statements in accordance with SFAS No. 154 “Accounting Changes and Error Corrections” for the years ended December 31, 2006 and 2005.

Notwithstanding the disclosure of the Restatement in our 2007 Form 10-K, it was subsequently determined that, due to the Restatement, we also were required to file this current report, indicating that the Consolidated Statements of Cash Flows presented in our Form 10-K for the 2005 and 2006 fiscal years and in our Form 10-Q for the first three fiscal quarters of 2006 and 2007 cannot be relied upon.

Our Chief Financial Officer and Vice President Corporate Controller have discussed with our independent registered public accounting firm the matters disclosed in this current report.

The 2007 Form 10-K was subsequently amended for the correction of typographical errors unrelated to the Restatement.  We filed Form 10-K/A on March 27, 2008.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
99.1	Statements of Cash Flows for 2005 and 2006 as presented in Note A of the Notes to Consolidated Financial Statements included in our Form 10-K for the fiscal year ended December 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intermec, Inc.
(Registrant)

Date: January 23, 2009	By: /s/ Robert J. Driessnack Robert J. Driessnack Senior Vice President and Chief Financial Officer